UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

ENTEGRIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32598	41-1941551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 436-6500

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	ENTG	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

In connection with the Notes Offering (as defined below), Entegris, Inc. (“Entegris”) has disclosed to certain prospective investors in the notes certain information attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01. Other Events.

As previously disclosed, on December 14, 2021, Entegris and Yosemite Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CMC Materials, Inc. (“CMC”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into CMC (the “Merger”), with CMC surviving the Merger as a wholly owned subsidiary of Entegris.

Senior Unsecured 364-Day Bridge Facility

On June 16, 2022, Entegris entered into a commitment letter (the “364-Day Bridge Commitment Letter”), with Morgan Stanley Senior Funding, Inc. and certain other financial institutions party thereto (collectively, the “364-Day Financing Sources”). Pursuant to the 364-Day Bridge Commitment Letter, the 364-Day Financing Sources committed to provide to Entegris a senior unsecured 364-day bridge term loan facility in an aggregate principal amount of up to $275.0 million (the “364-Day Bridge Facility”). The commitments under the 364-Day Bridge Commitment Letter are subject to customary closing conditions.

As a significant portion of Entegris’ and CMC’s cash balances are held offshore, the proceeds of the 364-Day Bridge Facility will be used to provide funding for the Merger and the related transactions pending repatriation of a portion of these offshore funds, which will be applied in order to repay outstanding loans under the 364-Day Bridge Facility.

Availability of the 364-Day Bridge Facility on the closing date therefor will be reduced by, subject to certain exceptions, the aggregate gross cash proceeds resulting from certain equity issuances and the incurrence or issuance of certain debt, in each case, in excess of the amount, if any, of such aggregate gross cash proceeds that reduce, in accordance with the terms thereof, the amount available to be borrowed under the $895.0 million senior unsecured bridge term loan facility for which Entegris obtained commitments at signing of the definitive agreement with respect to the Merger.

Senior Unsecured Notes Offering

On June 16, 2022, Entegris issued a press release announcing that its wholly-owned subsidiary, Entegris Escrow Corporation (the “Escrow Issuer”) intends to offer $895,000,000 aggregate principal amount of senior unsecured notes due 2030 in a private offering, subject to market and customary conditions (the “Notes Offering”).

Entegris intends to use the net proceeds from the proposed offering, together with the net proceeds of its previously announced offering of senior secured notes, borrowings under its previously announced senior secured first lien term loan B facility (the “term loan facility”), borrowings under the 364-Day Bridge Facility and cash on hand, to (a) finance a portion of the cash consideration for the Merger with CMC, (b) pay the fees and expenses related to the Merger, the offerings of the senior unsecured notes and the senior secured notes, the term loan facility and the 364-Day Bridge Facility, (c) repay certain existing indebtedness of CMC and Entegris and (d) in the case of the term loan facility and the 364-Day Bridge Facility, finance working capital and general corporate purposes of Entegris.

The gross proceeds of the notes, together with certain additional amounts, will be deposited into separate escrow accounts for the Notes until the consummation of the Merger.  The notes will initially be secured by the amounts deposited in the applicable escrow account.  Upon consummation of the Merger, the Escrow Issuer will merge with and into the Company, with the Company continuing as the surviving entity and assuming all of the Escrow Issuer’s obligations under the notes.  Following such merger and assumption, the notes will be senior unsecured obligations of Entegris and guaranteed by each of Entegris’ and CMC’s existing and future domestic subsidiaries, other than certain excluded subsidiaries, to the extent that such entities guarantee the term loan facility or Entegris’ outstanding senior unsecured notes or certain other indebtedness.  If the Merger is not consummated, the Escrow Issuer will be required to redeem the notes at a price equal to the initial offering price of the notes plus accrued and unpaid interest, if any, to, but not including, the redemption date.

Attached hereto as Exhibit 99.2 are Entegris’ unaudited pro forma condensed combined statement of operations and explanatory notes for the year ended December 31, 2021, the three months ended April 2, 2022 and the twelve months ended April 2, 2022 and Entegris’ unaudited pro forma condensed combined balance sheet and explanatory notes as of December 31, 2021 and as of April 2, 2022, to illustrate the estimated effects of the Merger with CMC and the other transactions described therein.

Additionally, a copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A, and to persons outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report will not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities.  The Notes Offering is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma Financial Information.

Entegris’ unaudited pro forma condensed combined statement of operations and explanatory notes for the year ended December 31, 2021, the three months ended April 2, 2022 and the twelve months ended April 2, 2022 and Entegris’ unaudited pro forma condensed combined balance sheet and explanatory notes as of December 31, 2021 and as of April 2, 2022 are attached hereto as Exhibit 99.2 and are incorporated by herein by reference.

(d) Exhibits.

99.1	Certain information with respect to Entegris.
99.2
Unaudited pro forma condensed combined statement of operations and explanatory notes of Entegris for the year ended December 31, 2021, the three months ended April 2, 2022 and the twelve months ended April 2, 2022 and the Unaudited pro forma condensed combined balance sheet and explanatory notes of Entegris as of December 31, 2021 and as of April 2, 2022.

99.3	Press Release of Entegris, dated June 16, 2022, related to the Notes Offering.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

Additional Information about the Merger and Where to Find It

This Current Report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report relates to a proposed business combination between Entegris and CMC. In connection with the proposed transaction, Entegris filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that included a proxy statement of CMC and that also constitutes a prospectus of Entegris. Each of Entegris and CMC may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that Entegris or CMC may file with the SEC.  The Registration Statement was declared effective by the SEC on January 28, 2022 and CMC commenced mailing of the definitive proxy statement/prospectus to its stockholders on or about January 28, 2022. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents and other documents containing important information about Entegris and CMC, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Entegris are available free of charge on Entegris’ website at http://Entegris.com or by contacting Entegris’ Investor Relations Department by email at irelations@Entegris.com or by phone at +1 978-436-6500. Copies of the documents filed with the SEC by CMC will be available free of charge on CMC’s website at www.CMCmaterials.com/investors or by contacting CMC’s Investor Relations Department by email at investors@CMCmaterials.com by phone at +1 630-499-2600.

Cautionary Note on Forward Looking Statements

This Current Report may contain statements that are not historical facts and are “forward-looking statements” within the meaning of U.S. securities laws.  The words “believe,” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about: the ability of Entegris and the Escrow Issuer to consummate the proposed notes offering; the impact of the COVID-19 pandemic on Entegris’ operations and markets, including supply chain issues related thereto; future period guidance or projections; Entegris’ performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends and the impact of the COVID-19 pandemic on such trends; the development of new products and the success of their introductions; the focus of Entegris’ engineering, research and development projects; Entegris’ ability to execute on its business strategies, including with respect to Entegris’ expansion of its manufacturing presence in Taiwan; Entegris’ capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions Entegris has made and commercial partnerships it has established; future capital and other expenditures, including estimates thereof; Entegris’ expected tax rate; the impact, financial or otherwise, of any organizational changes; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; anticipated leadership, operating model, results of operations, and business strategies of Entegris, CMC and the combined company; anticipated benefits of the Merger; the anticipated impact of the Merger on Entegris’ and CMC’s business and future financial and operating results; the expected amount and timing of synergies from the Merger; the anticipated closing date for the Merger and other aspects of CMC’s and Entegris’ operations or operating results; and other matters.

These forward-looking statements are based on current management expectations and assumptions only as of the date of this Current Report, are not guarantees of future performance and involve known and unknown risks and uncertainties (many of which are beyond Entegris’ and CMC’s control and are difficult to predict) that could cause actual results of Entegris, CMC and/or the combined company following the closing of the Merger to differ materially and adversely from the results expressed in, or implied by, these forward-looking statements.  These risks and uncertainties include, but are not limited to: (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Entegris’ and CMC’s products and solutions; (ii) Entegris’ and CMC’s ability to meet rapid demand shifts; (iii) Entegris’ and CMC’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) Entegris’ and CMC’s ability to protect and enforce intellectual property rights; (v) operational, political and legal risks of Entegris’ and CMC’s international operations; (vi) Entegris’ debt profile after giving effect to the Merger; (vii) the increasing complexity of certain manufacturing processes; (viii) raw material shortages, supply and labor constraints and price increases; (ix) changes in government regulations of the countries in which Entegris and CMC operate; (x) the imposition of tariffs, export controls and other trade laws and restrictions and changes foreign and national security policy, especially as they relate to China and as may arise with respect to recent developments regarding Russia and Ukraine; (xi) the fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; (xii) the level of, and obligations associated with, Entegris’ indebtedness, including the notes, and the risks related to holding the notes; (xiii) the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; (xiv) the ongoing conflict between Russia and Ukraine and the global response to it; and (xv) the other risk factors and additional information described in Entegris’ filings with the SEC. In addition, risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of CMC’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the Merger; the risk associated with the timing of the closing of the Merger, including the risk that the conditions to the Merger are not satisfied on a timely basis or at all and the failure of the Merger to close for any other reason; the risk that a regulatory consent or authorization that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the Merger, the outcome of any legal proceedings related to the Merger, the response and retention of business partners and employees as a result of the announcement and pendency of the Merger; and the diversion of management time on transaction-related issues. These risks, as well as other risks related to the proposed transaction, are included in the offering memorandum.  While the list of factors presented here is, and the list of factors to be presented in the offering memorandum are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For a more detailed discussion of such risks and other factors, see Entegris’ and CMC’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors” in Item 1A of Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 4, 2022, Entegris’ Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2022, which was filed with the SEC on April 26, 2022, CMC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, which was filed with the SEC on November 12, 2021 and amended by the Form 10-K/A filed with the SEC on January 19, 2022, CMC’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2021, which was filed with the SEC on February 3, 2022, CMC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, which was filed with the SEC on May 5, 2022, and in other periodic filings, available on the SEC website or www.entegris.com or www.cmcmaterials.com. Entegris and CMC assume no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this Current Report, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENTEGRIS, INC. (registrant)

June 16, 2022	By:	/s/ Gregory B. Graves
Executive Vice President & Chief Financial Officer